Exhibit 10.2

SECOND AMENDMENT TO OFFICE LEASE

THIS SECOND AMENDMENT TO OFFICE LEASE (this “Amendment”) is made and entered into as of July 6, 2012 (the “Effective Date”) by and between KNICKERBOCKER PROPERTIES, INC. XXXIII, a Delaware corporation (the “Landlord”), and MEDIVATION, INC., a Delaware corporation (the “Tenant”).

W I T N E S S E T H

A. Landlord and Tenant entered into that certain Office Lease dated as of December 28, 2011 (the “Original Lease”). The Original Lease was amended by that certain First Amendment to Office Lease dated as of December 28, 2011 (the “First Amendment”; the Original Lease as amended by the First Amendment is referred to herein as the “Lease”).

B. Pursuant to the terms of the Lease, Tenant is leasing certain premises in the office building (the “Building”) located at 525 Market Street, San Francisco, California 94105.

C. The parties desire to amend the Lease as set forth hereinbelow.

NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

1. Incorporation of Recitals. The recitals set forth above are incorporated herein and made a part of this Amendment to the same extent as if set forth herein in full.

2. Confirmation of Certain Terms.

2.1 Notwithstanding anything to the contrary in the Lease, Landlord and Tenant hereby certify and confirm as follows:

(a) The Commencement Date under the Lease is hereby stipulated to be June 18, 2012.

(b) The scheduled Expiration Date under the Lease is hereby stipulated to be June 30, 2019 (subject to earlier termination in accordance with the terms of the Lease).

(c) As of the date hereof, all obligations of Landlord under the Lease which were to be performed as of the date hereof have been performed by Landlord.

3. Ratification of Lease. All terms and conditions of the Lease are hereby ratified and affirmed, as modified by this Amendment.

4. Capitalized Terms. All capitalized terms in this Amendment shall have the same meanings as in the Lease unless expressly provided otherwise herein.

5. No Further Modification. Except as set forth in this Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

[Signatures are on the following page]

IN WITNESS WHEREOF, Landlord and Tenant do hereby execute this Amendment as of the day and year first above written.

LANDLORD:	KNICKERBOCKER PROPERTIES, INC. XXXIII, a Delaware corporation

	By:	/s/ Steven M. Zaun
Steven M. Zaun
Its: Vice President

TENANT:	MEDIVATION, INC.,
a Delaware corporation

	By:	/s/ Gretchen Burke
		Name:	Gretchen Burke
		Its:	VP Finance and Business Processes

By:
Name:
Its:

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